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                                                                EXHIBIT 23.2

                      CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 19, 1996, included in the Joint Proxy Statement/Prospectus of Canmax, Inc. that is made a part of the Registration Statement on Form S-4 and Prospectus of Canmax Inc. for the registration of 6,700,000 shares of its common stock.



                                      /s/  ERNST & YOUNG LLP


Dallas, Texas
August 8, 1997